UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024
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Sterling Check Corp.
(Exact name of registrant as specified in its charter)
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Delaware	001-40829		37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
6150 Oak Tree Boulevard, Suite 490	Independence	Ohio	44131
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: 1 (800) 853-3228
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As previously announced, on February 28, 2024, Sterling Check Corp., a Delaware corporation (“Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Advantage Corporation, a Delaware corporation (“First Advantage”), and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, First Advantage will acquire Sterling, with Merger Sub merging with and into Sterling and Sterling becoming an indirect, wholly-owned subsidiary of First Advantage (the “transaction”). The closing of the transaction is anticipated to occur in the fourth quarter of 2024.
Mailing of Election Form
On September 5, 2024, the election form (the “Election Form”) necessary for record holders of vested shares of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”), to make an election (the “Election”) as to the form of merger consideration they wish to receive for the Sterling Common Stock they own, was mailed to holders of record of Sterling by Equiniti Trust Company, LLC, the exchange agent appointed by First Advantage (the “Exchange Agent”) for the election process of Sterling stockholders (the “Stockholder Election Process”). A copy of the Election Form is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
First Advantage also engaged D.F. King & Co., Inc. to serve as information agent (the “Information Agent”) in connection with the Stockholder Election Process.
As further described in the Election Form and in the information statement/prospectus, which forms part of the registration statement on Form S-4 (File No. 333-278992), which was filed by First Advantage with the Securities and Exchange Commission on June 11, 2024, Sterling stockholders of record wishing to make an election for their Sterling Common Stock must deliver to the Exchange Agent a properly completed and duly signed Election Form (unless an agent’s message is utilized), and any other documents required by the Election Form, no later than the Election Deadline (as defined below). First Advantage and Sterling will publicly announce the anticipated deadline for submitting the Election Form (the “Election Deadline”) at least three business days prior to the Election Deadline. The Election Deadline will be 5:00 p.m. New York City time on the date that is five business days prior to First Advantage’s good faith estimate of the anticipated closing date of the transaction or such other date as may be mutually agreed to by First Advantage and Sterling. The Election Deadline may be extended and no assurance can be given as to when, or if, the closing of the transaction will occur. First Advantage and Sterling will promptly announce any extension of the Election Deadline.
Questions or requests for assistance related to the Election Form and the Stockholder Election Process may be directed to the Exchange Agent ((877) 248-6417 or (718) 921-8317) or the Information Agent ((877) 361-7972 or ster@dfking.com). Additional copies of the Election Form may be obtained from the Exchange Agent or the Information Agent. Sterling stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee, if applicable, for assistance concerning the transaction and the Stockholder Election Process.
The election process associated with the transaction for eligible holders of Company Common Stock Equivalents (as defined in the Merger Agreement) and unvested shares of Sterling Common Stock (the “Equity Award Holder Election Process”) is being administered by Fidelity Stock Plan Services, LLC (“Fidelity”). The online site through which such eligible holders will be able to make their elections opened on September 5, 2024. The Equity Award Holder Election Process is subject to the same timeline as the Stockholder Election Process.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Election Form
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
No Offer or Solicitation
This report is for informational purposes only and is not intended to and does not constitute, or form a part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or a solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such sale, issuance or transfer of securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, First Advantage has filed a registration statement on Form S-4 (File No. 333-278992) with the Securities and Exchange Commission (“SEC”) that includes an information statement of Sterling, that also constitutes a prospectus of First Advantage, and such registration statement on Form S-4 has been declared effective by the SEC. Each of First Advantage and Sterling may also file other relevant documents with the SEC regarding the proposed transaction. This report is not a substitute for the information statement/prospectus or registration statement or any other document that First Advantage or Sterling may file with the SEC. The information statement/prospectus has been mailed to stockholders of Sterling. INVESTORS AND SECURITY HOLDERS OF FIRST ADVANTAGE AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT, INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and information statement/prospectus and other documents containing important information about First Advantage, Sterling and the proposed transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Advantage are available free of charge on First Advantage’s website at https://fadv.com/ or by contacting First Advantage’s Investor Relations department at investors@fadv.com. Copies of the documents filed with the SEC by Sterling are available free of charge on Sterling’s website at https://www.sterlingcheck.com/ or by contacting Sterling’s Investor Relations department at IR@sterlingcheck.com.
Forward-Looking Statements
This report and any documents referred to in this report contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, and it is intended that all forward-looking statements that Sterling or First Advantage make will be subject to the safe harbor protections created thereby. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address Sterling’s and First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this report or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Sterling and First Advantage and each of their stockholders and the anticipated timing thereof. Sterling and First Advantage have based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Sterling and First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Sterling’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Sterling or First Advantage and potential difficulties in Sterling employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Sterling’s ongoing business operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) certain restrictions during the pendency of the proposed transaction that may impact Sterling’s ability to pursue certain business opportunities or strategic transactions and (ix) the outcome of any legal proceedings that may be instituted against First Advantage or against Sterling related to the Merger Agreement or the proposed transaction. These and other important factors contained in Sterling and First Advantage’s filings with the SEC, including their respective Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this report are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which each of Sterling and First Advantage operates, may differ materially from the forward-looking statements contained in this report. Any forward-looking statement made in this report speaks only as of the date of such statement. Except as required by law, neither Sterling nor First Advantage undertakes any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.
September 5, 2024	By:	/s/ Steven Barnett
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer